Exhibit 10.60
                               SECURITY AGREEMENT

         This Security Agreement (this "Agreement") is entered into effective the 25th day of March, 1999, by and between Eco Acquisition, Inc., an Arkansas corporation (the "Debtor"), and American Physicians Service Group, Inc., a Texas corporation (the "Secured Party").

                                R E C I T A L S:

         A. Consolidated Eco-Systems, Inc., an Idaho corporation formerly known as Exsorbet Industries, Inc. ("Consolidated"), the parent company of Debtor, executed and delivered that certain Promissory Note dated November 6, 1997 (as amended, supplemented, or modified, and including any replacement thereof or substitution therefore, the "Note") in the original principal amount of Three Million Seven Hundred Eighty-Eight Thousand Five Hundred Eighty Dollars ($3,788,580) payable to the order of Secured Party.

         B. The Note was issued pursuant to a Master Refinancing Agreement of even date with the Note (the "Loan Agreement") between Consolidated, its subsidiaries and Secured Party. The obligations of Consolidated under the Note and the Loan Agreement are guaranteed by certain guaranty agreements executed by Debtor and the other subsidiaries of Consolidated, and are secured pursuant to the terms of certain security agreements, pledges and other agreements and instruments entered into by Consolidated and certain subsidiaries of Consolidated. The Loan Agreement and all such guarantees, security agreements, pledges and other agreements and instruments are collectively referred to herein as the "Original Security Documents."

         C. Debtor will, concurrently with its execution of this Agreement, execute and deliver that certain Master Restructuring Agreement (the "Second Loan Agreement"), of even date herewith, by and between Consolidated, Debtor, all of Consolidated's other wholly or partially owned subsidiaries, and Secured Party, along with other guarantees, security agreements, pledges, documents, agreements, contracts, instruments and certificates contemplated therein or executed and delivered in connection therewith (collectively, including the Second Loan Agreement and this Agreement, the "New Security Documents").

         D. Debtor has received, and will continue to receive, valuable consideration as a result of the transactions evidenced by, or related to, the Note, the Original Security Documents, the New Security Documents and this Agreement.

         E. Debtor has agreed to pledge the Collateral (as defined below) to secure certain obligations and liabilities, including without limitation (i) Consolidated's obligations under the Note, (ii) Debtor's, Consolidated's and Consolidated's other subsidiaries' performance of the covenants and agreements set forth in the Original Security Documents, (iii) Debtor's, Consolidated's and Consolidated's other subsidiaries' performance of the covenants and agreements set forth in the New Security Documents, and (iv) Debtor's performance of the covenants more fully set forth herein.

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

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which Debtor acknowledges, Debtor and Secured Party agree as follows:


                                    ARTICLE I
                             AGREEMENT; INDEBTEDNESS

         1.1 Security Interest. Debtor assigns and transfers to Secured Party, and grants to Secured Party a continuing security interest in and lien upon (the "Security Interest"), the Collateral (as defined in Article II below) to secure the payment and the performance of the Indebtedness (as hereinafter defined).

         1.2   Indebtedness.   The  following   indebtedness   and   obligations
(collectively, the "Indebtedness") are secured by this Agreement and the Security Interest:

                  (a) All debt, obligations, liabilities, and agreements of Debtor, Consolidated and/or any of Consolidated's subsidiaries, to Secured Party, now or hereafter existing, arising directly between Debtor and Secured Party, Consolidated and Secured Party and/or any of Consolidated's subsidiaries and Secured Party, or acquired outright, conditionally, or as collateral security from another by Secured Party,

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         absolute or contingent,  joint or several, secured or unsecured, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, including, without limitation, all obligations and amounts due under the Note and the Original Security Documents, the New Security Documents, and all renewals, extensions, modifications, or rearrangements of any of the foregoing.

                  (b) Secured Party's participation in any debt of Debtor to another person.

                  (c) All costs incurred by Secured Party to obtain, preserve, perfect, and enforce this Agreement and the Security Interest, to collect the Indebtedness, and to maintain, preserve, collect, and enforce the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, reasonable attorney's fees and legal expenses, rent, storage costs and expenses of sale.

                  (d) Interest on the above amounts as agreed between Secured Party and Debtor, or if there is no agreement, at the highest lawful rate.


                                   ARTICLE II
                                   COLLATERAL

         The Security Interest is granted in the following, whether now owned or hereafter acquired, and wherever located (the "Collateral"):

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


                  (a) All  accounts  (whether  or not  earned  by  performance), letters of credit, contract rights, chattel paper, instruments, securities, documents, securities accounts, security entitlements, commodity contracts, commodity accounts, investment property and all other forms of obligations at any time owing to such borrower, all guaranties and other security therefor, all merchandise returned or repossessed by Debtor, and all rights of stoppage in transit and all other rights or remedies of an unpaid vendor, lienor or secured party (collectively referred to herein as "Accounts").

                  (b) All goods, merchandise or other personal property, to be furnished under any contract of service or held for sale or lease (including without limitation all raw materials, work in process, finished goods and goods in transit, and including without limitation all farm products), and all materials and supplies of every kind and description used in Debtor's operations or owned by Debtor and any interests in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to any of the foregoing, wherever located (collectively referred to herein as "Inventory").

                  (c) All machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dies, jigs, goods and other goods (other than Inventory) of every kind and description used in Debtor's operations or owned by Debtor and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, or


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

         improvements, to any of the foregoing, wherever located (collectively referred to herein as "Equipment").

                  (d) Investment Property, as defined in Chapter 9 of the Texas UCC (as hereinafter defined).

                  (e) All choses in action, contract rights, documents or certificates of title, causes of action, corporate or other business records, Deposit Accounts, Investment Property, inventions, designs, drawings, blueprints, patents, patent applications, trademarks and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of such Debtor against the Secured Party, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, computer programs, discs, tapes and tape files, claims under guarantees security interests or other security held by or granted to such Debtor, all rights to indemnification and all other intangible property of every kind and nature (other than Accounts) (collectively referred to herein as "General Intangibles"), including without limitation, all of such Debtor deposit accounts, as defined in Chapter 9 of the Texas UCC, and


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

         all money and all property now or at any time in the future in the Secured Party's possession (including claims and credit balances)

                  (f) All security for the payment of any of the foregoing, and all goods which gave or will give rise to any of the foregoing or are evidenced, identified, or represented therein or thereby.

                  (g) All real estate or other real property now or hereafter acquired by Debtor.

                  (h) All assets or other property similar to any of the foregoing hereafter acquired by Debtor.

                  (i) All other assets or property of Debtor not otherwise described above, whether now owned or hereafter acquired.

                  (j) All proceeds of any of the foregoing (including proceeds of any insurance policies, proceeds of proceeds, and claims against third parties), all products of any of the foregoing, and all books and records related to any of the foregoing.


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

                                   ARTICLE III
                               DEBTOR'S WARRANTIES

         Debtor represents and warrants to Secured Party as follows:

         3.1 Financing Statements. No statement covering the Collateral is or will be on file in any public office, except the financing statements relating to this Security Interest and the financing statements relating to the Permitted Liens (as hereinafter defined). In the past five (5) years, Debtor has not used or done business under any name other than its legal name which is set forth on the first page of this Agreement.

         3.2 Ownership. Debtor owns the Collateral free from any setoff, claim, restriction, lien, security interest, or encumbrance except liens for taxes not yet due, the Security Interest and the Permitted Liens.

         3.3 Fixtures and Accessions. Except for Collateral of nominal value, none of the Collateral is affixed to real estate or is an accession to any goods, or will become a fixture or accession, except as expressly set out herein. All real property owned by Debtor is described, by legal description and street address, on Schedule I hereto, all of which shall be deemed included in the Collateral.


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

         3.4 Claims of Debtors on Collateral. No account debtors and other obligors whose debts or obligations are part of the Collateral have any right to setoffs, counterclaims, or adjustments, or any defenses in connection therewith.

         3.5 Liens. Neither Debtor nor any person acting on Debtor's behalf has, or shall have any right, power, or authority to and shall not create, incur, or permit to be placed or imposed upon the Collateral, any lien of any type or nature whatsoever superior to the liens in favor of Secured Party provided herein; provided those certain liens described on Schedule II hereof in existence on the date hereof (the "Permitted Liens") may remain in existence subject to the terms and conditions of this Agreement.

         3.6 Accuracy of Financial Statements. All balance sheets, earnings statements, and other financial data which have been or hereafter may be furnished to Secured Party to induce it to permit the Indebtedness or to make this Agreement or in conjunction herewith truly represent or shall truly represent the financial condition and operations of Debtor as of the dates and for the periods shown thereon; and all other information, reports, papers, and data furnished to Secured Party are or shall be, at the time furnished, accurate and correct in all respects and complete insofar as necessary to give Secured Party a true and accurate knowledge of the subject matter.

         3.7 Power and Authority. Debtor has full power and authority to enter into and perform this Agreement.


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

         3.8 Principal Place of Business. Debtor's chief executive office is at Debtor's address stated above in Little Rock, Pulaski County, Arkansas, and such address is also where Debtor keeps its books and records.

         3.9 Location of Collateral. All of Debtor's Inventory and Equipment is located at Debtor's principal place of business located at 1225 Breckenridge Drive, Suite 200, Little Rock, Arkansas 72205. Debtor has exclusive possession and control of its Inventory and Equipment.

         3.10 Perfection. Upon the filing of the UCC financing statements with the Office of the Arkansas Secretary of State, the Office of the Alabama Secretary of State, the Office of the Mississippi Secretary of State and the Office of the Texas Secretary of State, the Security Interest will constitute a valid and perfected lien upon and security interest in the Collateral superior to all other liens, claims or encumbrances except the Permitted Liens.

         3.11 Solvency. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Debtor at the time of the execution of this Agreement, (i) Debtor is and will be solvent,
(ii) the fair saleable value of Debtor's assets exceeds and will continue to exceed Debtor's liabilities (both fixed and contingent), (iii) Debtor is paying and will continue to be able to pay its debts as they mature or within forty-five (45) days thereafter, and (iv) if Debtor is not an individual, Debtor has and will have sufficient capital to carry on Debtor's businesses and all businesses in which Debtor is about to engage.


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

                                   ARTICLE IV
                               DEBTOR'S COVENANTS

         Debtor covenants and agrees that:

         4.1 Indebtedness and This Agreement. Debtor shall pay, or cause the payment of, the Indebtedness, and any indebtedness secured by the Permitted Liens, in accordance with its terms and shall promptly perform all of its agreements herein and in any other agreements between it and Secured Party or between it and the holder of any Permitted Liens.

         4.2 Ownership of Collateral. At the time Debtor grants to Secured Party a security interest in any Collateral, Debtor shall be the absolute owner thereof and shall have the right to grant such security interest. Debtor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Secured Party. Debtor shall keep the Collateral free from all liens and security interests except those for taxes not yet due, the Security Interest and the Permitted Liens. Debtor shall not allow any of the Permitted Liens to secure any indebtedness or obligations other than the specific indebtedness or obligations outstanding, and only to the extent outstanding, on the date this Agreement is entered into that are expressly secured by the applicable Permitted Liens as of such date. Debtor will not incur or permit any increase in any indebtedness or obligation secured by any of the Permitted Liens and will not enter into, consent to, grant, agree to or permit any amendment modification or waiver of any right of Debtor or of any security agreement contract, understanding or other agreement of any kind which creates, grants or otherwise gives risk to any of the Permitted Liens.


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

         4.3 Insurance. Debtor shall insure the Collateral with companies acceptable to Secured Party against such casualties and in such amounts as Secured Party shall require. All insurance policies shall be written for the benefit of Debtor and Secured Party as their interests may appear, or in other form satisfactory to Secured Party, and such policies or certificates evidencing the same shall be furnished to Secured Party. All policies of insurance shall provide for written notice to Secured Party simultaneously with any notice of cancellation or other termination being given to Debtor, and in any event at least 10 days prior to cancellation or other termination. Risk of loss or damage is Debtor's to the extent of any deficiency in any effective insurance coverage. Secured Party is appointed Debtor's attorney-in-fact to collect any return or unearned premiums or the proceeds of such insurance and to endorse any draft or check payable to Debtor therefor.

         4.4 Maintenance. Debtor shall keep and maintain the Collateral in good condition, reasonable wear and tear excepted.

         4.5 Secured Party's Costs. Debtor shall pay all costs necessary to obtain, preserve, perfect, defend, and enforce the Security Interest, collect the Indebtedness, and preserve, defend, enforce, and collect the Collateral, including but not limited to taxes, assessments, insurance premiums, repairs, reasonable attorney's fees and legal expenses, feed, rent, storage costs, and expenses of sales. Whether Collateral is or is not in Secured Party's possession, and without any obligation to do so and without waiving Debtor's default for failure to make any such payment, Secured Party at its option may pay any such costs and expenses, discharge encumbrances on the Collateral, and


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

pay for insurance of Collateral, and such payment shall be a part of the Indebtedness. Debtor agrees to reimburse Secured Party on demand for any costs so incurred.

         4.6 Information and Inspection. Debtor shall (i) furnish Secured Party any financial statements of Debtor or reports to Debtor by accountants or others pertaining to Debtor's business as soon as available, and any information with respect to the Collateral requested by Secured Party; (ii) allow Secured Party to inspect the Collateral, at any time and wherever located, and to inspect and copy, or furnish Secured Party with copies of, all records relating to the Collateral and the Indebtedness; (iii) furnish Secured Party such information as Secured Party may request to identify inventory, accounts, and general intangibles in Collateral, at the time and in the form requested by Secured Party; and (iv) deliver upon request to Secured Party shipping and delivery receipts evidencing the shipment of goods and invoices evidencing the receipt of, and the payment for, inventory in Collateral.

         4.7 Further Assurances. Debtor shall execute and deliver any documents or instruments (including without limitation any financing statements or deeds of trust) furnished by Secured Party, and take such further action, at Debtor's sole cost and expense, which are necessary in the judgment of Secured Party to obtain, maintain, and perfect the Security Interest and to enable Secured Party to comply with the Federal Assignment of Claims Act or any other federal or state law in order to obtain or perfect Secured Party's interest in Collateral or to obtain proceeds of Collateral.


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

         4.8 Parties Liable on Collateral. Debtor will preserve the liability of all obligors on any Collateral and will preserve the priority of all security therefor. Secured Party shall have no duty to preserve such liability or security, but may do so at the expense of Debtor, without waiving Debtor's default.

         4.9 Modification of Collateral. Without the written consent of Secured Party, which consent shall not be unreasonably withheld, Debtor shall not agree to any modification of any of the terms of any accounts, contracts, chattel paper, general intangibles, or instruments constituting part of the Collateral.

         4.10 Right of Secured Party to Notify Debtors. At any time, whether Debtor is or is not in default under this Agreement, Secured Party may notify persons obligated on any Collateral to make payments directly to Secured Party and Secured Party may take control of all proceeds of any Collateral. Until Secured Party elects to exercise such rights, Debtor, as agent of Secured Party, shall collect and enforce all payments owed on Collateral.

         4.11 Delivery of Receipts of Secured Party; Rejected Goods. Upon Secured Party's demand, Debtor shall deposit, upon receipt and in the form received, with any necessary endorsement, all payments received as proceeds of Collateral, in a special bank account in a bank of Secured Party's choice over which Secured Party alone shall have power of withdrawal. The funds in said account shall secure the Indebtedness. Secured Party is authorized to make any endorsement in Debtor's name and behalf. Pending such deposit, Debtor shall not mingle any such payments with any of Debtor's other funds or property, but will hold them separate and

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

upon an express trust for Secured Party. Secured Party may from time to time apply the whole or any part of the funds in the special account against the Indebtedness. Unless Secured Party notifies Debtor in writing that it dispenses with any one or more of the following requirements, Debtor shall:

                  (a) inform Secured Party immediately of the rejection of goods, delay in delivery or performance, or claim made, in regard to any Collateral;

                  (b) keep returned goods segregated from Debtor's other property, and hold the goods as trustee for Secured Party until it has paid Secured Party the amount loaned against the related account or chattel paper and deliver the goods on demand to Secured Party; and

                  (c) pay Secured Party the unpaid amount of any account in Collateral (i) if the account is not paid when due; (ii) if purchaser rejects the goods or services covered by the account; or (iii) if Secured Party shall at any time reject the account as unsatisfactory. Secured Party may retain the account in Collateral. Secured Party may charge any deposit amount of Debtor with any such amounts.

         4.12 Records of Collateral. Debtor at all times will maintain accurate books and records covering the Collateral. Debtor immediately will mark all books and records with an entry showing the absolute assignment of all accounts in Collateral to Secured Party and Secured Party is hereby given the right to audit the books and records of Debtor relating to Collateral

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

at any time and
from time to time. The amounts shown as owed to Debtor on Debtor's books and on any assignment schedule will be the undisputed amounts owing and unpaid. Debtor shall disclose to Secured Party all agreements modifying any account, instrument, or chattel pater.

         4.13 Disposition of Collateral. Debtor will not sell, transfer, mortgage, or otherwise encumber any Collateral or impair the value thereof in any manner without Secured Party's prior written consent, which Secured Party is under no obligation whatsoever to give, including without limitation by purchase, lease, barter, trade, payment deferral, or the creation, assumption or guarantee of indebtedness or other lending of credit; provided, however, the foregoing shall not be applicable to Debtor with respect to (i) inventory sold, leased, manufactured, processed, or consumed in the ordinary course of business, and (ii) unsecured open account trade debts to unrelated parties incurred by Debtor in the ordinary course of business. Secured Party's written consent to any sale, mortgage, transfer, or encumbrance shall not be construed to be a waiver of this provision with respect to any subsequent proposed sale, mortgage, transfer, or encumbrance. If disposition of any Collateral gives rise to an account, chattel paper, or instrument, Debtor immediately shall notify Secured Party, and upon request of Secured Party shall assign or endorse the same to Secured Party.

         4.14 Accounts Receivable. Each account receivable constituting Collateral will represent the valid and legally enforceable obligation of third parties and shall not be evidenced by any instrument or chattel paper. In the event any account shall give rise to any instrument or chattel paper, Debtor shall immediately endorse the same to Secured Party and deliver all original such instruments and chattel paper to Secured Party.

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

         4.15 Location of Accounts and Inventory. Debtor shall give Secured Party written notice of each office of Debtor in which records of Debtor pertaining to accounts in Collateral are kept, and each location at which inventory in Collateral is or will be kept, and of any change of any such location. If no such notice is given, all records of Debtor pertaining to accounts and all inventory are and shall be kept at Debtor's address shown above.

         4.16 Notice of Changes. Debtor will notify Secured Party immediately of any material change in the Collateral, of a change in Debtor's residence or location, of a change in any matter warranted or represented by Debtor in this Agreement or furnished to Secured Party, and of any Event of Default (as defined in Section 6.1 hereof).

         4.17 Use and Removal of Collateral. Debtor will not use the Collateral illegally nor, except for Collateral of nominal value, permit the Collateral to be affixed to real or personal property without the prior written consent of Secured Party. Debtor will not permit any of the Collateral to be removed from the locations specified herein without the written consent of Secured Party.

         4.18 Possession of Collateral. If the Collateral is chattel paper, documents, instruments, or investment securities or other instruments, Secured Party may deliver a copy of this Agreement to the broker or seller thereof, or any person in possession thereof, and such delivery shall constitute notice to such person of Secured Party's security interest therein and shall constitute Debtor's instruction to such person to deliver to Secured Party certificates or


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

other evidence of the same as soon as available. Debtor will deliver all investment securities, other instruments, documents, and chattel paper which are part of the Collateral and in Debtor's possession to the Secured Party immediately, or if hereafter acquired, immediately following acquisition, appropriately endorsed to Secured Party's order, or with appropriate, executed powers. Debtor waives presentment, demand, notice of dishonor, protest, and all other notices with respect thereto.

         4.19 Chattel Paper. Debtor has perfected or will perfect a security interest by means satisfactory to Secured Party in goods covered by chattel paper in Collateral.

         4.20 Consumer Credit. If any Collateral or proceeds includes obligations of third parties to Debtor, the transactions giving rise to the Collateral shall conform in all respects to the applicable state or federal consumer credit law. DEBTOR SHALL HOLD HARMLESS AND INDEMNIFY SECURED PARTY AGAINST ANY COST, LOSS, OR EXPENSE INCLUDING ATTORNEY'S FEES, ARISING FROM DEBTOR'S BREACH OF THIS COVENANT.

         4.21 Change of Name. Debtor shall not change its name (or any assumed name or other name under which Debtor does business) or its corporate structure without Secured Party's prior written consent, which shall not be unreasonably withheld. Debtor will not change its principal place of business, chief executive office, or the place where it keeps its books and records unless Debtor (i) shall have given Secured Party thirty (30) days prior written notice thereof, and (ii) shall have taken all action deemed necessary or desirable by Secured Party to cause the Security Interest to be and remain perfected with the priority required by this Agreement. Debtor shall execute all such documents and
agreements   (including  without  limitation  security   agreements,   financing
statements, and amendments to financing statements) as Secured Party may reasonably request in connection with any such name change.

         4.22 Notation on Title Certificates. If certificates of title are issued or outstanding with respect to any of the Collateral, Debtor will cause the Security Interest to be properly noted therein and deliver such certificates to Secured Party.

         4.23 Power of Attorney. Debtor appoints Secured Party as Debtor's attorney-in-fact with full power in Debtor's name and behalf to do every act which Debtor is obligated to do or may be required to do hereunder; however, nothing in this section shall be construed to obligate Secured Party to take any action hereunder.

         4.24 Debtor's Waivers. Debtor waives notice of the creation, advance, increase, existence, extension, or renewal of, and of any indulgence with respect to, the Indebtedness; waives notice of intent to accelerate, notice of acceleration, notice of intent to demand, presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Indebtedness outstanding at any time, notice of any change in financial condition of any person liable for the Indebtedness or any part thereof, notice of any Event of Default, and all other notices respecting the Indebtedness; and agrees that maturity of the Indebtedness and any part thereof may be accelerated, extended, or renewed one or more times by Secured Party in its discretion, without notice to Debtor.

         4.25 Other Parties and Other Collateral. No renewal or extension of or any other indulgence with respect to the Indebtedness or any part thereof, no release of any security, no release of any person (including any maker, endorser, guarantor, or surety) liable on the Indebtedness, no delay in enforcement of payment, and no delay or admission or lack of diligence or care in exercising any right or power with respect to the Indebtedness or any security therefor or guaranty thereof or under this Agreement shall in other manner impair or affect the rights of Secured Party under the law, under this Agreement, or under any other agreement pertaining to the other security for the Indebtedness, before foreclosing upon the Collateral for the purpose of paying the Indebtedness. Debtor waives any right to the benefit of or to require or control application of any other security or proceeds thereof, and Debtor agrees that Secured Party shall have no duty or obligation to Debtor to apply to the Indebtedness any such other security or proceeds thereof.

                                    ARTICLE V
                       RIGHTS AND POWERS OF SECURED PARTY

         Secured Party, after default, without liability to Debtor, may: obtain from any person information regarding Debtor or Debtor's business, which information any such person also may furnish without liability to Debtor; require Debtor to give possession or control of any Collateral to Secured Party; endorse as Debtor's agent any instruments, documents, or chattel paper in Collateral or representing proceeds of Collateral; contact account debtors directly to verify information furnished by Debtor; take control of proceeds; release Collateral in its possession to any Debtor temporarily or otherwise; require additional collateral; reject as unsatisfactory any property hereafter offered by Debtor as Collateral; set standards from time to time to govern what may be used as after-acquired collateral; designate, from time to time, a certain percent of the Collateral as the loan value and require Debtor to maintain the Indebtedness at or below such figure; take control of funds generated by the Collateral, such as cash dividends, interest, and proceeds or refunds from insurance, and use same to reduce any part of the Indebtedness and exercise all other rights which an owner of such Collateral may exercise, except the right to vote or dispose of Collateral before an Event of Default; at any time transfer any of the Collateral or evidence thereof into its own name of that of its nominee; and demand, collect, convert, redeem, receipt for, settle, compromise, adjust, sue for, foreclose, or realize upon Collateral, in its own name or in the name of Debtor, as Secured Party may determine in its sole and absolute discretion. Secured Party shall not be liable for failure to collect any account or instrument, or for any act or omission on the part of the Secured Party, its officers, agents, or employees, except willful misconduct. The foregoing rights and powers of Secured Party will be in addition to, and not a limitation upon, any rights and powers of Secured Party given by law, elsewhere in this Agreement, or otherwise. If Debtor fails to maintain any required insurance, to the extent permitted by applicable law Secured Party may (but is not obligated to) purchase single interest insurance coverage for the Collateral which insurance may at Secured Party's option (i) protect only Secured Party and not provide any remuneration or protection for Debtor directly and (ii) provide coverage only after the Indebtedness has been declared due as herein provided. The premiums for any such insurance purchased by Secured Party shall be a part of the Indebtedness and shall bear interest as provided in Section 1.2(d) above.

                                   ARTICLE VI
                                     DEFAULT

         6.1 Events of Default. The following are events of default under this Agreement ("Events of Default"):

                  (a) default, by Consolidated, Debtor or any other subsidiary of Consolidated, in the timely payment of any part of the Note or other Indebtedness or any breach or default in performance or observance of the terms and conditions herein, in any of the Original Security Documents, in any of the New Security Documents, or in any other agreement between Consolidated, Debtor or any of Consolidated's other subsidiaries on the one hand and Secured Party on the other hand;

                  (b)  any  warranty,   representation,  or  statement  made  or
         furnished to Secured Party by Debtor, Consolidated, or any of Consolidated's subsidiaries proves to have been false in any material respect when made or furnished;

                  (c)   acceleration   of  the   maturity  of  debt  of  Debtor,
         Consolidated, or any of Consolidated's subsidiaries to any other person;

                  (d) substantial change in any fact warranted or represented in this Agreement or in any other agreement between Debtor and Secured Party or in any statement, schedule, or other writing furnished in connection therewith;

                  (e)  sale,  loss,   theft,   destruction,   incurrence  of  an
         encumbrance upon, or transfer of any Collateral in violation hereof, or substantial damage to any Collateral;

                  (f) belief by Secured Party that the prospect of payment of the Indebtedness or performance of this Agreement is impaired;

                  (g) dissolution, merger, or consolidation, termination of existence, insolvency or business failure of Debtor or any person liable on the Indebtedness; commencement of proceedings for the appointment of a receiver for any property of Debtor; commencement of any proceeding under any bankruptcy or insolvency law by or against Debtor (or any corporate action taken to effect same), or any partnership of which Debtor is a partner, or by or against any person liable upon the Indebtedness or any part thereof, or liable upon Collateral;

                  (h) levy on, seizure, or attachment of any property of Debtor, Consolidated, or any of Consolidated's subsidiaries;

                  (i) a judgment against Debtor in excess of $1,000 becomes final and remains unsatisfied and unappealed for thirty (30) calendar days;

                  (j) any liability or agreement of third parties to or with Debtor on or relating to the Collateral shall not be paid or performed in accordance with the terms thereof; or

                  (k) any breach or default by Debtor under any agreement giving rise to any of the Permitted Liens or under any indebtedness or obligation secured thereby, or any action by any holder of any of the Permitted Liens is taken or instituted to enforce the rights of such holder with respect to any such Permitted Liens.

         6.2 Remedies of Secured Party Upon Default. When an Event of Default occurs, and at any time thereafter, Secured Party without notice or demand may declare the Indebtedness in whole or part immediately due and may enforce payment of the same and exercise any rights under the Texas UCC, rights and remedies of Secured Party under this Agreement, or otherwise. Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place which is reasonably convenient to both parties. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Secured Party will give Debtor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or other intended disposition thereof is to be made. Expenses of retaking, holding, preparing for sale, selling, leasing, or the like shall include Secured Party's reasonable attorney's fees and legal expenses. Secured Party shall be entitled to immediate possession of all books and records evidencing any accounts or general intangibles or pertaining to chattel paper covered by this Agreement and shall have the authority to enter upon any premises upon which any of the same, or any Collateral, may be situated and remove the same therefrom without liability. Secured Party may surrender any insurance policies in Collateral and receive the unearned premium thereon. Debtor shall be entitled to any surplus after payment of the Indebtedness and shall be liable to Secured Party for any deficiency. The process of any disposition after default available to satisfy the Indebtedness shall be applied to the Indebtedness in such order and in such manner as Secured Party in its discretion shall decide. If, in the opinion of Secured Party, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Secured Party (i) may offer and sell securities privately to purchasers who will agree to take them for investment purposes and not with a view to distribution and who will agree to imposition of restrictive legends on the certificates representing the security, or (ii) may sell such securities in an intrastate offering under Section 3(a)(11) of the Securities Act of 1933, and no sale so made in good faith by Secured Party shall be deemed to be not "commercially reasonable" because so made.

                                   ARTICLE VII
                                     GENERAL

         7.1 Parties Bound; No Liability of Secured Party. Secured Party's rights under this Agreement and the Security Interest shall inure to the benefits of its successors and assigns. All representations, warranties, and agreements of Debtor if more than one are joint and several, and all shall be binding upon the personal representatives, heirs, successors, and assigns of Debtor. Debtor may not assign this Agreement or any of its rights or obligations hereunder without the express prior written consent of Secured Party in each instance. Neither the acceptance of this Agreement by Secured Party, nor the exercise of any rights hereunder by Secured Party, shall be construed in any way as an assumption by Secured Party of any obligations, responsibilities, or duties of Debtor arising in connection with the Collateral assigned hereunder or otherwise bind Secured Party to the performance of any obligations respecting the Collateral, it being expressly understood that Secured Party shall not be obligated to perform, observe, or discharge any obligation, responsibility, duty, or liability of Debtor in respect of any of the Collateral, including without limitation appearing in or defending any action, expending any money or incurring any expense in connection therewith.

         7.2 Waiver. No delay of Secured Party in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Secured Party of any right hereunder of any default by Debtor shall be binding upon Secured Party unless in writing, and no failure by Secured Party to exercise any power or right hereunder or waiver of any default by Debtor shall operate as a waiver of any other or further exercise of such right or power of any further default.

         7.3 Agreement Continuing. This Agreement shall constitute a continuing agreement, applying to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Secured Party and Debtor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties.

         7.4 Definitions. Unless the context indicates otherwise, definitions in the Texas UCC apply to words and phrases in this Agreement; if Texas UCC definitions conflict, Chapter 9 definitions apply.

         7.5 Notice; Terms Commercially Reasonable. Notice shall be deemed reasonable if mailed postage prepaid at least 5 days before the related action (or if the Texas UCC elsewhere specifies a longer period, such longer period) to Debtor's address shown above. The terms of this Agreement shall be deemed commercially reasonable within the meaning of the Texas UCC.

         7.6 Interest. No agreement relating to the Indebtedness shall be construed to be a contract for or to authorize charging or receiving, or require the payment or permit the collection of, interest at a rate or in an amount above that authorized by law. Interest payable under any agreement above that authorized by law shall be reduced automatically to the highest amount permitted by law.

         7.7 Modifications. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Debtor and Secured Party, nor by course of conduct, usage of trade, or by the law merchant.

         7.8 Severability. The unenforceability of any provision of this Agreement shall not affect the enforceability or validity of any other provision.

         7.9 Gender and Number. Where appropriate, the use of one gender shall be construed to include the others or any of them; and the singular number shall be construed to include the plural, and vice versa.

         7.10 Applicable Law and Venue. THIS AGREEMENT SHALL BE CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS IN THE STATE OF TEXAS. Except at otherwise stated, this Agreement and the Security Interest shall be construed in accordance with the Uniform Commercial Code as in effect in the State of Texas ("Texas UCC"). This Agreement is performable by Debtor in the county of Secured Party's address set out above.

         7.11 Financing Statement. A carbon, photographic, or other reproduction of this security agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

         7.12 Limitations of Law. If any law prohibits or limits any charge or expense provided for in this Agreement in connection with any loan secured hereby, such charge or expense will not be made or incurred in connection with such loan beyond the limits permitted by such law.

EXECUTED this 25th day of March, 1999.

DEBTOR:

                                      ECO ACQUISITION, INC.

                                      By:  /s/ Larry Woodcock

                                      Name:    Larry Woodcock

                                      Title:   President


SECURED PARTY:                        AMERICAN PHYSICIANS SERVICE
                                       GROUP, INC.

                                      By:  /s/ Duane K. Boyd, Jr.

                                      Name:    Duane K. Boyd, Jr.

                                      Title:   VP

                                   SCHEDULE I

                          DESCRIPTION OF REAL PROPERTY

                                   SCHEDULE II

                         DESCRIPTION OF PERMITTED LIENS



---------------------------- ------------------------------------------- -------
                                                Description, Outstanding Balance
                                                       and Maturity
Name and Address of                             Date of Secured Obligation
of Secured Party      Description of Collateral